UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 18, 2006

Date of earliest event reported: September 14, 2006

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2838 Woodside Street

Dallas, Texas 75204

(Address of principal executive offices) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Energy Transfer Partners, L.P. has entered into agreements with GE Energy Financial Services and Southern Union Company to acquire the Transwestern Pipeline. The agreements provide for a series of transactions in which Energy Transfer Partners will acquire all of the outstanding Class B membership interests in CCE Holdings, LLC (“CCEH”) from GE Energy Financial Services and certain other investors. The Class B membership interests represent a 50% ownership in CCEH, which was formed in 2004 to purchase CrossCountry Energy. In the second transaction, CCEH will redeem the 50% ownership in CCEH of Energy Transfer Partners in exchange for 100% ownership of Transwestern Pipeline Company, LLC (“Transwestern”), following which Southern Union will own all of the member interests of CCEH.

The Transwestern assets primarily consist of the Transwestern Pipeline, a 2,500 mile interstate natural gas pipeline system. The Transwestern Pipeline connects supply areas in the San Juan Basin in southern Colorado and northern New Mexico, the Anadarko Basin in the Mid-continent and the Permian Basin in west Texas to markets in the Midwest, Texas, Arizona, New Mexico and California. The Transwestern Pipeline interconnects with Energy Transfer Partners’ existing intrastate pipelines in west Texas.

The series of transactions, valued at $1.465 billion, is subject to various regulatory approvals prior to closing. Energy Transfer Partners intends to finance the transactions by issuing, prior to or simultaneous with closing, approximately $1.2 billion of equity, consisting of limited partnership interests, and through borrowings.

Item 8.01 Other Events.

On September 15, 2006, Energy Transfer Partners issued a press release announcing the entry of several agreements related to a series of transactions involving the acquisition of Transwestern Pipeline Company, LLC. A copy of this press release is attached as an exhibit to this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit Number 10.1 – Purchase and Sale Agreement, dated as of September 14, 2006, among Energy Transfer Partners, L.P. and EFS-PA, LLC (a/k/a GE Energy Financial Services), CDPQ Investments (U.S.) Inc., Lake Bluff, Inc., Merrill Lynch Ventures, L.P. and Kings Road Holdings I LLC.

Exhibit Number 10.2 – Redemption Agreement, dated September 14, 2006, between Energy Transfer Partners, L.P. and CCE Holdings, LLC.

Exhibit Number 10.3 – Letter Agreement, dated September 14, 2006, between Energy Transfer Partners, L.P. and Southern Union Company

Exhibit Number 99.1 – Press Release dated September 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

	By:	Energy Transfer Partners GP, L.P., General Partner
	By:	Energy Transfer Partners, L.L.C., General Partner

Date: September 18, 2006	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

	By:	/s/ Kelcy L. Warren
Kelcy L. Warren
Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase and Sale Agreement, dated as of September 14, 2006, among Energy Transfer Partners, L.P. and EFS-PA, LLC (a/k/a GE Energy Financial Services), CDPQ Investments (U.S.) Inc., Lake Bluff, Inc., Merrill Lynch Ventures, L.P. and Kings Road Holdings I LLC.

10.2	Redemption Agreement, dated September 14, 2006, between Energy Transfer Partners, L.P. and CCE Holdings, LLC.

10.3	Letter Agreement, dated September 14, 2006, between Energy Transfer Partners, L.P. and Southern Union Company

99.1	Press Release dated September 15, 2006.